SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 3, 2005

NTL INCORPORATED

(formerly known as Telewest Global, Inc.)

(Exact Name of Registrant
as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 000-50886	59-3778427
(Commission File Number)	(IRS Employer Identification No.)

909 THIRD AVENUE, SUITE 2863, NEW YORK, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 906-8440

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Item 4.01 of NTL Incorporated’s Current Report on Form 8-K filed on March 6, 2006 is amended in its entirety to read as follows:

Pursuant to the written consent dated as of March 3, 2006 of the audit committee (the “Audit Committee”) of the Board of Directors of NTL Incorporated (“New NTL”, formerly known as Telewest Global, Inc.), the Audit Committee approved the engagement of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2006, and the non-continuation of KPMG Audit Plc as the auditors of New NTL, effective March 3, 2006. KPMG Audit Plc did not resign or decline to stand for re-election. Rather, in connection with the treatment of the combination of New NTL and NTL Holdings Inc. (“Old NTL”, formerly known as NTL Incorporated) as a reverse acquisition, Old NTL’s historical financial statements will be the continuing historical financial statements of New NTL, which historical financial statements were audited by Ernst & Young LLP. As such, the Audit Committee determined that it was in the best interests of New NTL to retain Ernst & Young LLP as New NTL’s auditors for the current fiscal year.

The reports of KPMG Audit Plc on Telewest Global, Inc.’s (“Telewest”) financial statements for each of the two most recently completed fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of Telewest’s financial statements for each of the two most recently completed fiscal years, and during the interim period from December 31, 2005 to March 3, 2006, there were no disagreements with KPMG Audit Plc on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG Audit Plc would cause KPMG Audit Plc to make reference to the matter in their report.

A letter addressed to the SEC from KPMG Audit Plc, confirming that KPMG Audit Plc agrees with New NTL’s statements included under this Item 4.01 except that KPMG Audit Plc is not in a position to agree or disagree with any of New NTL’s statements in the first paragraph other than the statement that KPMG Audit Plc did not resign or decline to stand for re-election, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Title

16.1	Letter from KPMG Audit Plc dated March 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTL INCORPORATED

Date:	March 7, 2006	By:	/s/ Robert Gale
			Name:	Robert Gale
			Title:	Vice President and Controller